Registration No. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              ---------------------

                                MARCHFIRST, INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE                                 36-3797833
     (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                  Identification No.)

   311 SOUTH WACKER DRIVE, SUITE 3500
            CHICAGO, ILLINOIS                            60606-6618
(Address of Principal Executive Offices)                 (Zip Code)

                            1995 INCENTIVE STOCK PLAN
                                       AND
                AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
                                      AND
                      2000 SUPPLEMENTAL OPTION ARRANGEMENT
                            (Full title of the plans)

           ROBERT F. BERNARD                            (312) 922-9200
        CHIEF EXECUTIVE OFFICER                       (Telephone number,
        311 SOUTH WACKER DRIVE                       including area code,
              SUITE 3500                             of agent for service)
     CHICAGO, ILLINOIS 60606-6618
(Name and address of agent for service)

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                         CALCULATION OF REGISTRATION FEE
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
                                                        PROPOSED MAXIMUM         PROPOSED MAXIMUM
 TITLE OF SECURITIES TO BE        AMOUNT TO BE         OFFERING PRICE PER       AGGREGATE OFFERING          AMOUNT OF
         REGISTERED                REGISTERED               SHARE(1)                 PRICE(1)           REGISTRATION FEE
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
Common Stock (par value       25,000,000 shares(3)           $15.82                $395,500,000             $104,412
$.001 per share)(2)
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(1)  Estimated solely for purposes of calculating the amount of the registration fee pursuant to Rule 457 of the Securities Act of 1933, based on the average of the high and low sales prices of a share of Common Stock of the
     Registrant on the Nasdaq National Market on May 24, 2000.


(2) Includes an indeterminate number of options to purchase the Common Stock to be issued under the Plans.


(3) Includes an indeterminate number of shares that may be issuable by reason of stock splits, stock dividends or similar transactions.



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


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                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.    INCORPORATION OF DOCUMENTS BY REFERENCE.

                  The following documents heretofore filed with the Securities and Exchange Commission (the "Commission") by marchFIRST, Inc. (the "Company"), are incorporated herein by reference:

                  (1) The Company's Annual Report on Form 10-K for the year ended December 31, 1999.

                  (2) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000.

                  (3) The Company's Current Reports on Form 8-K filed on January 26 (as amended by Form 8-K/A filed March 13, 2000), January 28, March 13 and March 28, 2000.

                  (4) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A filed with the Commission pursuant to Section 12(g) of the 1934 Act.

                  All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

                  Any statement contained in a document incorporated or deemed to be incorporated by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.    DESCRIPTION OF SECURITIES.

                  Not applicable.

ITEM 5.    INTERESTS OF NAMED EXPERTS AND COUNSEL.

                  Not applicable.

ITEM 6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                  Article Ten of the Company's Certificate of Incorporation and Article Eight of the Company's by-laws provide that the Company shall indemnify its directors and officers to the full extent permitted by the Delaware General Corporation Law.



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                  Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's Board of Directors to grant, indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"). In addition, Article Eight of the Company's Certificate of Incorporation provides that a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derives an improper personal benefit.

                  Reference is made to Section 145 of the General Corporation Law of the State of Delaware which provides for indemnification of directors and officers in certain circumstances.

                  The Company has obtained an insurance policy which will entitle the Company to be reimbursed for certain indemnity payments it is required or permitted to make to its directors and officers.

                  Pursuant to a merger agreement by and among the Company, a wholly owned subsidiary of the Company and USWeb Corporation ("USWeb/CKS"), the Company has become obligated to indemnify present and former USWeb/CKS directors and officers to the full extent of the law; provided however that the indemnification shall not exceed the greater of the indemnification provided by USWeb/CKS's Certificate of Incorporation and by-laws as in effect on December 12, 1999 or the indemnification actually provided by USWeb/CKS on December 12, 1999. In addition, for six years the Company will maintain in effect the USWeb/CKS policies of directors' and officers' liability insurance in effect as of March 1, 2000 with respect to claims arising from facts or events that occur on or before the effective date of the merger. The Company is not, however, required to expend more than 200% of the USWeb/CKS annual premium in effect as of March 1, 2000 for such insurance.

ITEM 7.    EXEMPTION FROM REGISTRATION CLAIMED.

         Not Applicable.

ITEM 8.    EXHIBITS.

Exhibit
Number            Description of Exhibit
------            ----------------------

  4.1 Amended and Restated Certificate of Incorporation of the Company, incorporated herein by reference to Exhibit 3.1(d) to the Company's Registration Statement on Form S-1 (No. 333-1778).

  4.2 Second Amended and Restated Bylaws of the Company, incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1 (No. 333-1778).



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

  4.3 Specimen stock certificate representing common stock, incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1 (No. 333-36827).

  5.1 Opinion of McDermott, Will & Emery as to validity of the securities being registered.

  23.1            Consent of KPMG LLP, independent auditors.

  23.2 Consent of PricewaterhouseCoopers LLP, independent accountants.

  23.3            Consent of McDermott, Will & Emery (included in Exhibit 5.1).

  24.1            Power of attorney (included on signature page).

ITEM 9.    UNDERTAKINGS.

         (1)      The undersigned registrant hereby undertakes:

                           (a) To file, during any period in which offers or
                  sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                           (b) That, for the purpose of determining any
                  liability under the Securities Act of 1933 (the "Act"), each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                           (c) To remove from registration by means of a
                  post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (2) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions described in Item 6 or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



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         (3)      The undersigned registrant hereby undertakes that, for
                  purposes of determining any liability under the Act, each filing of the registrant's annual report pursuant to section 13(a) or 15(d) of the Act (and each filing of the Plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on May 24, 2000.

                                   marchFIRST, INC.


                                   By: /s/ Robert F. Bernard
                                      ------------------------------------------
                                           Robert F. Bernard
                                           Chairman and Chief Executive Officer

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints Robert F. Bernard and Bert B. Young and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, to sign on his behalf, individually and in each capacity stated below, all amendments and post-effective amendments to this Registration Statement on Form S-8 and to file the same, with all exhibits thereto and any other documents in connection therewith, with the SEC under the Securities Act, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on May 24, 2000.


/s/ Robert F. Bernard                        Chief Executive Officer and
---------------------------------------------Chairman of the Board of Directors
                    Robert F. Bernard        (Principal Executive Officer)


/s/ Edward V. Szofer                         Director, President and Secretary
---------------------------------------------
                    Edward V. Szofer


/s/ Bert B. Young                            Chief Financial Officer and
---------------------------------------------Treasurer (Principal Financial and
                    Bert B. Young            Accounting Officer)


/s/ Paul D. Carberry                         Director
---------------------------------------------
                    Paul D. Carberry




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/s/ Mark D. Kvamme                           Director
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                    Mark D. Kvamme


/s/ Joseph Marengi                           Director
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                    Joseph Marengi


/s/ W. Barry Moore                           Director
---------------------------------------------
                    W. Barry Moore


/s/ David P. Storch                          Director
---------------------------------------------
                    David P. Storch


/s/ John R. Torell III                       Director
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                    John R. Torell III


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                                INDEX TO EXHIBITS


EXHIBIT                                        DESCRIPTION OF EXHIBIT
NUMBER                                         ----------------------
------



  4.1 Amended and Restated Certificate of Incorporation of the Company, incorporated herein by reference to Exhibit 3.1(d) to the Company's Registration Statement on Form S-1 (No. 333-1778).

  4.2 Second Amended and Restated Bylaws of the Company, incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1 (No. 333-1778).

  4.3 Specimen stock certificate representing common stock, incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1 (No. 333-36827).

  5.1 Opinion of McDermott, Will & Emery as to validity of the securities being registered.

  23.1            Consent of KPMG LLP, independent auditors.

  23.2 Consent of PricewaterhouseCoopers LLP, independent accountants.

  23.3            Consent of McDermott, Will & Emery (included in Exhibit 5.1).

  24.1            Power of attorney (included on signature page).



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